UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT
Growth and Income Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

Capital growth and current income

Net asset value June 30, 2013

Class IA: $20.53	Class IB: $20.46

Total return at net asset value

			Russell 1000
(as of 6/30/13)‡	Class IA shares*	Class IB shares†	Value Index

6 months	16.25%	16.10%	15.90%

1 year	28.69	28.42	25.32

5 years	45.89	44.08	38.11
Annualized	7.85	7.58	6.67

10 years	79.11	74.74	111.73
Annualized	6.00	5.74	7.79

Life	788.31	745.16	1,073.91
Annualized	8.98	8.76	10.21

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 6, 1998.

‡ Recent performance may have benefited from one or more legal settlements.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Growth and Income Fund 1

Report from your fund’s manager

U.S. value stocks were strong performers in the first half of 2013. What were the drivers, and how did the fund perform for the six months ended June 30, 2013?

For much of the period, investors were less concerned with macroeconomic worries, and their renewed enthusiasm for stocks fueled a considerable market rally. U.S. markets did experience some turbulence in May and June, when fears of higher interest rates led to a sell-off as investors took profits. However, U.S. equities regained their footing, with the major equity indexes reaching new milestones in the days following the close of the reporting period.

With its focus on U.S. value stocks, Putnam VT Growth and Income Fund sat squarely in some of the best-performing sectors of financial markets for the period: Equities strongly outperformed bonds, domestic equities surpassed international stocks by a wide margin, and value strategies led growth strategies. Against this backdrop, we think the fund’s pro-cyclical bias, with its emphasis on investments in the consumer discretionary and information technology sectors, as well as its reduced emphasis on defensive stocks such as utilities, contributed to its outperformance versus the Russell 1000 Value Index for the six months ended June 30, 2013.

What strategies or stocks drove returns for the period?

Investing, especially when taking a value approach, often requires a great deal of patience. This has certainly been the case with Hewlett-Packard, a company whose stock has struggled for some time as sales of personal computers have declined sharply. During the period, this stock was one of the fund’s top contributors as the market favored larger, more established technology companies. In addition, the stock’s valuation, which had been at extremely low levels, rose during the period. In April, MetLife announced a 48% increase in its dividend. We think this positive development reflects continued improvement in the company’s financial health and may ease the need for tighter bank-like capital requirements by the Federal Reserve as it debates how best to oversee large insurance companies as non-bank firms under the Dodd-Frank Act of 2010. Our decision to overweight both of these top-performing holdings as compared with the benchmark was also beneficial for the portfolio.

What holdings detracted from returns?

The top detractor was Apple, an out-of-benchmark stock that was among the top performers in the fund’s previous fiscal year. Creator of such iconic products as the iPhone and iPad, Apple is one of the world’s largest companies, and its stock had an impressive multi-year run, reaching a record high of $705 per share in September 2012. The stock has since stumbled, primarily as a result of a deceleration in Apple’s business and investor concerns about its ability to continue delivering innovative products. Another detractor was Barrick Gold, a gold-mining company, where weakening gold prices contributed to disappointing results.

What is your outlook for stock market investing for the balance of 2013?

While the market’s momentum has been encouraging, I believe we are unlikely to see equity returns continue upward in a straight line, and the remainder of 2013 will likely not be without its variations and risks. It is worth remembering that in the past several years, we saw rallies that quickly turned downward. While I don’t necessarily expect this to happen, we remain vigilant to the possibility that the equity advance could take a pause in the months ahead. I remain optimistic about investment opportunities, particularly in the cyclical areas that I believe have not performed as well as they should have, and I continue to maintain the fund’s pro-cyclical focus.

In terms of the economy, I believe we are in the middle stages of the recovery. In the early stages, we typically see companies in cyclical sectors outperforming the rest of the market and rebounding from their lows with huge earnings growth rates. In what appears to be the middle stages of the recovery, earnings growth rates have converged and stocks are behaving more independently from each other. Investment opportunities are less obvious in this environment, which makes our research-intensive, active management approach even more important.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Robert D. Ewing is Co-Head of U.S. Equities at Putnam. A CFA charterholder, he joined Putnam in 2008 and has been in the investment industry since 1990.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Growth and Income Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.38	$4.72	$3.16	$4.41

Ending value
(after expenses)	$1,162.50	$1,161.00	$1,021.67	$1,020.43

Annualized
expense ratio	0.63%	0.88%	0.63%	0.88%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Growth and Income Fund 3

The fund’s portfolio 6/30/13 (Unaudited)

COMMON STOCKS (98.2%)*	Shares	Value

Aerospace and defense (5.7%)
Embraer SA ADR (Brazil) S	49,900	$1,840,811

European Aeronautic Defence and Space Co. NV
(France)	92,353	4,910,879

General Dynamics Corp.	95,900	7,511,847

Honeywell International, Inc.	218,600	17,343,724

L-3 Communications Holdings, Inc.	102,000	8,745,480

Northrop Grumman Corp.	129,800	10,747,440

Raytheon Co.	103,200	6,823,584

United Technologies Corp.	133,400	12,398,196

		70,321,961
Air freight and logistics (0.2%)
FedEx Corp.	23,800	2,346,204

		2,346,204
Airlines (0.7%)
Delta Air Lines, Inc. †	270,900	5,068,539

Japan Airlines Co., Ltd. (Japan)	69,700	3,584,323

		8,652,862
Auto components (0.9%)
Johnson Controls, Inc.	141,900	5,078,601

TRW Automotive Holdings Corp. †	33,300	2,212,452

Valeo SA (France)	51,076	3,195,383

		10,486,436
Automobiles (1.0%)
Ford Motor Co.	369,400	5,714,618

General Motors Co. † S	181,700	6,052,427

		11,767,045
Beverages (1.2%)
Beam, Inc.	29,700	1,874,367

Coca-Cola Enterprises, Inc.	131,600	4,627,056

Dr. Pepper Snapple Group, Inc.	102,200	4,694,046

PepsiCo, Inc.	30,400	2,486,416

		13,681,885
Capital markets (4.3%)
Blackstone Group LP (The)	116,700	2,457,702

Charles Schwab Corp. (The)	363,200	7,710,736

Goldman Sachs Group, Inc. (The)	63,069	9,539,186

KKR & Co. LP	306,998	6,035,581

Morgan Stanley	548,164	13,391,647

State Street Corp.	211,600	13,798,436

		52,933,288
Chemicals (2.5%)
Celanese Corp. Ser. A	69,200	3,100,160

Dow Chemical Co. (The)	273,900	8,811,363

HB Fuller Co.	78,800	2,979,428

Huntsman Corp.	68,100	1,127,736

LyondellBasell Industries NV Class A	180,700	11,973,182

Tronox, Ltd. Class A	175,420	3,534,713

		31,526,582
Commercial banks (3.3%)
Barclays PLC (United Kingdom)	537,292	2,303,235

Fifth Third Bancorp S	173,700	3,135,285

Investors Bancorp, Inc.	133,500	2,814,180

KeyCorp	290,800	3,210,432

U.S. Bancorp	178,000	6,434,700

Wells Fargo & Co.	564,320	23,289,486

		41,187,318

COMMON STOCKS (98.2%)* cont.	Shares	Value

Commercial services and supplies (0.9%)
ADT Corp. (The) † S	79,026	$3,149,186

Pitney Bowes, Inc. S	152,600	2,240,168

Tyco International, Ltd.	187,275	6,170,711

		11,560,065
Communications equipment (2.6%)
Arris Group, Inc. †	142,300	2,042,005

Cisco Systems, Inc.	822,000	19,982,820

Polycom, Inc. †	547,900	5,774,866

Qualcomm, Inc.	70,500	4,306,140

		32,105,831
Computers and peripherals (2.5%)
Apple, Inc.	35,700	14,140,056

Fusion-io, Inc. † S	79,600	1,133,504

Hewlett-Packard Co.	332,910	8,256,168

NetApp, Inc. †	79,400	2,999,732

SanDisk Corp. †	68,800	4,203,680

		30,733,140
Construction and engineering (0.3%)
KBR, Inc.	115,700	3,760,250

		3,760,250
Consumer finance (0.6%)
Capital One Financial Corp.	113,372	7,120,895

		7,120,895
Containers and packaging (0.2%)
MeadWestvaco Corp.	66,700	2,275,137

		2,275,137
Diversified consumer services (0.2%)
ITT Educational Services, Inc. † S	123,000	3,001,200

		3,001,200
Diversified financial services (8.4%)
Bank of America Corp.	1,601,545	20,595,869

Citigroup, Inc.	662,650	31,787,321

CME Group, Inc.	90,700	6,891,386

JPMorgan Chase & Co.	863,458	45,581,948

		104,856,524
Diversified telecommunication services (1.2%)
AT&T, Inc.	158,600	5,614,440

Verizon Communications, Inc.	193,300	9,730,722

		15,345,162
Electric utilities (1.3%)
Edison International	95,700	4,608,912

FirstEnergy Corp.	173,500	6,478,490

NextEra Energy, Inc.	38,000	3,096,240

PPL Corp.	64,500	1,951,770

		16,135,412
Electrical equipment (0.3%)
Eaton Corp PLC	50,300	3,310,243

		3,310,243
Electronic equipment, instruments, and components (0.2%)
Corning, Inc.	215,800	3,070,834

		3,070,834
Energy equipment and services (3.9%)
Cameron International Corp. †	50,900	3,113,044

Halliburton Co.	341,800	14,259,896

McDermott International, Inc. †	492,100	4,025,378

Nabors Industries, Ltd.	355,400	5,441,174

Oil States International, Inc. †	35,700	3,307,248

Petrofac, Ltd. (United Kingdom)	133,833	2,446,705

Schlumberger, Ltd.	66,789	4,786,100

Transocean, Ltd. (Switzerland)	66,500	3,188,675

Weatherford International, Ltd. †	591,700	8,106,290

		48,674,510

4 Putnam VT Growth and Income Fund

COMMON STOCKS (98.2%)* cont.	Shares	Value

Food and staples retail (1.6%)
CVS Caremark Corp.	160,200	$9,160,236

Kroger Co. (The)	122,900	4,244,966

Walgreen Co.	139,000	6,143,800

		19,549,002
Food products (0.8%)
Hillshire Brands Co.	111,020	3,672,542

Kellogg Co.	28,700	1,843,401

Mondelez International, Inc. Class A	166,700	4,755,951

		10,271,894
Health-care equipment and supplies (1.9%)
Baxter International, Inc.	146,400	10,141,128

Covidien PLC	162,554	10,214,893

St. Jude Medical, Inc.	84,100	3,837,483

		24,193,504
Health-care providers and services (3.5%)
Aetna, Inc.	175,000	11,119,500

CIGNA Corp.	56,500	4,095,685

Emeritus Corp. †	72,300	1,675,914

Express Scripts Holding Co. †	40,900	2,523,121

Humana, Inc.	102,500	8,648,950

UnitedHealth Group, Inc.	243,900	15,970,572

		44,033,742
Household durables (0.2%)
PulteGroup, Inc. †	110,400	2,094,288

		2,094,288
Household products (0.4%)
Procter & Gamble Co. (The)	71,300	5,489,387

		5,489,387
Independent power producers and energy traders (1.1%)
Calpine Corp. †	410,728	8,719,755

NRG Energy, Inc.	199,800	5,334,660

		14,054,415
Industrial conglomerates (1.5%)
General Electric Co.	709,970	16,464,204

Siemens AG (Germany)	18,138	1,832,712

		18,296,916
Insurance (6.6%)
ACE, Ltd.	80,700	7,221,036

Allstate Corp. (The)	202,200	9,729,864

American International Group, Inc. †	209,200	9,351,240

Assured Guaranty, Ltd.	149,567	3,299,448

Chubb Corp. (The)	27,217	2,303,919

Everest Re Group, Ltd.	24,300	3,116,718

Hartford Financial Services Group, Inc. (The)	332,100	10,268,532

Lincoln National Corp.	153,500	5,598,145

Marsh & McLennan Cos., Inc.	63,500	2,534,920

MetLife, Inc.	389,913	17,842,419

Prudential Financial, Inc.	62,000	4,527,860

Prudential PLC (United Kingdom)	252,053	4,143,661

XL Group PLC	78,700	2,386,184

		82,323,946
Internet software and services (0.3%)
Yahoo!, Inc. †	146,800	3,686,148

		3,686,148
IT Services (0.8%)
Computer Sciences Corp.	112,300	4,915,371

Fidelity National Information Services, Inc.	46,200	1,979,208

IBM Corp.	14,000	2,675,540

		9,570,119
Leisure equipment and products (0.4%)
Hasbro, Inc. S	66,500	2,981,195

LeapFrog Enterprises, Inc. † S	175,300	1,724,952

		4,706,147

COMMON STOCKS (98.2%)* cont.	Shares	Value

Machinery (0.9%)
Ingersoll-Rand PLC	57,000	$3,164,640

Joy Global, Inc. S	110,500	5,362,565

Stanley Black & Decker, Inc.	30,000	2,319,000

TriMas Corp. †	11,106	414,032

		11,260,237
Marine (0.2%)
Kirby Corp. † S	30,400	2,418,016

		2,418,016
Media (4.5%)
CBS Corp. Class B	102,500	5,009,175

Comcast Corp. Class A	299,100	12,526,308

DISH Network Corp. Class A	261,500	11,118,980

Liberty Global PLC Series C (United Kingdom) †	55,500	3,767,895

Time Warner Cable, Inc.	45,648	5,134,487

Time Warner, Inc.	173,100	10,008,642

Viacom, Inc. Class B	80,200	5,457,610

Walt Disney Co. (The) S	40,000	2,526,000

		55,549,097
Metals and mining (1.6%)
Barrick Gold Corp. (Canada)	200,800	3,160,592

Freeport-McMoRan Copper & Gold, Inc. Class B
(Indonesia)	318,152	8,784,177

Goldcorp, Inc. (Toronto Exchange) (Canada)	43,400	1,073,282

Newmont Mining Corp.	26,800	802,660

Nucor Corp. S	50,700	2,196,324

Rio Tinto PLC (United Kingdom)	40,622	1,664,955

ThyssenKrupp AG (Germany) †	113,959	2,238,619

		19,920,609
Multi-utilities (1.2%)
Ameren Corp.	186,300	6,416,172

CMS Energy Corp.	68,600	1,863,862

National Grid PLC (United Kingdom)	201,520	2,279,490

PG&E Corp.	104,600	4,783,358

		15,342,882
Multiline retail (1.1%)
J.C. Penney Co., Inc. † S	83,700	1,429,596

Macy’s, Inc.	125,500	6,024,000

Target Corp.	95,600	6,583,016

		14,036,612
Office electronics (0.3%)
Xerox Corp.	381,200	3,457,484

		3,457,484
Oil, gas, and consumable fuels (10.6%)
Anadarko Petroleum Corp.	50,500	4,339,465

Cabot Oil & Gas Corp.	106,700	7,577,834

Chevron Corp.	187,700	22,212,418

ConocoPhillips	58,100	3,515,050

CONSOL Energy, Inc. S	53,200	1,441,720

Energen Corp.	33,300	1,740,258

Energy Transfer Equity LP	41,800	2,500,476

Exxon Mobil Corp.	134,918	12,189,841

Gulfport Energy Corp. †	79,000	3,718,530

HRT Participacoes em Petroleo SA (Brazil) †	281,873	327,179

Marathon Oil Corp.	414,200	14,323,036

Nordic American Tankers, Ltd. (Norway) S	157,700	1,193,789

Occidental Petroleum Corp.	177,786	15,863,845

QEP Resources, Inc.	173,100	4,808,718

Royal Dutch Shell PLC ADR (United Kingdom)	300,631	19,180,258

Southwestern Energy Co. †	225,600	8,241,168

Putnam VT Growth and Income Fund 5

COMMON STOCKS (98.2%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Suncor Energy, Inc. (Canada)	138,900	$4,094,228

Total SA ADR (France)	78,100	3,803,470

		131,071,283
Paper and forest products (0.5%)
International Paper Co.	137,700	6,101,487

		6,101,487
Personal products (0.4%)
Coty, Inc. Class A † S	144,781	2,487,338

Herbalife, Ltd. S	68,000	3,069,520

		5,556,858
Pharmaceuticals (8.2%)
AbbVie, Inc.	112,300	4,642,482

Actavis, Inc. †	35,900	4,531,298

AstraZeneca PLC ADR (United Kingdom)	86,600	4,096,180

Eli Lilly & Co.	146,000	7,171,520

Johnson & Johnson	297,700	25,560,522

Merck & Co., Inc.	422,225	19,612,351

Pfizer, Inc.	757,354	21,213,486

Sanofi ADR (France)	52,500	2,704,275

Shire PLC ADR (United Kingdom) S	33,100	3,148,141

Teva Pharmaceutical Industries, Ltd. ADR (Israel) S	60,300	2,363,760

Zoetis, Inc.	238,702	7,373,509

		102,417,524
Real estate investment trusts (REITs) (0.1%)
Equity Lifestyle Properties, Inc.	16,700	1,312,453

		1,312,453
Semiconductors and semiconductor equipment (2.2%)
Fairchild Semiconductor International, Inc. †	231,200	3,190,560

Intel Corp. S	230,200	5,575,444

Lam Research Corp. †	98,363	4,361,415

Micron Technology, Inc. †	351,800	5,041,294

Samsung Electronics Co., Ltd. (South Korea)	3,514	4,124,313

SK Hynix, Inc. (South Korea) †	120,650	3,289,342

Xilinx, Inc.	48,600	1,925,046

		27,507,414
Software (1.1%)
Microsoft Corp.	309,600	10,690,488

Oracle Corp.	85,500	2,626,560

		13,317,048
Specialty retail (2.0%)
American Eagle Outfitters, Inc.	155,400	2,837,604

Bed Bath & Beyond, Inc. † S	98,700	6,997,830

Best Buy Co., Inc. S	76,600	2,093,478

Lowe’s Cos., Inc.	169,800	6,944,820

Office Depot, Inc. †	1,549,000	5,994,630

		24,868,362
Tobacco (1.3%)
Altria Group, Inc.	210,400	7,361,896

Lorillard, Inc.	28,000	1,223,040

Philip Morris International, Inc.	90,900	7,873,758

		16,458,694
Trading companies and distributors (0.1%)
Rexel SA (France) †	50,805	1,142,565

		1,142,565
Wireless telecommunication services (0.4%)
Vodafone Group PLC ADR (United Kingdom)	175,600	5,046,745

		5,046,745

Total common stocks (cost $892,706,270)		$1,219,907,662

WARRANTS (0.1%)* †	Expiration date	Strike price	Warrants	Value

HRT Participacoes EM
Petroleo SA 144A (Brazil)	4/4/16	$0.00	537,681	$637,706

Total warrants (cost $1,035,897)				$637,706

SHORT-TERM INVESTMENTS (6.1%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.03% L			17,337,298	$17,337,298

SSgA Prime Money Market Fund 0.03% P			230,000	230,000

Putnam Cash Collateral Pool, LLC 0.15% [d]			57,515,792	57,515,792

U.S. Treasury Bills with an effective yield
of 0.13%, May 29, 2014 ##			$301,000	300,653

U.S. Treasury Bills with effective yields ranging
from 0.10% to 0.11%, April 3, 2014 ##			260,000	259,781

U.S. Treasury Bills with an effective yield
of 0.13%, January 9, 2014 ##			122,000	121,959

U.S. Treasury Bills with effective yields ranging
from 0.17% to 0.18%, October 17, 2013 ##			383,000	382,939

Total short-term investments (cost $76,148,236)				$76,148,422

Total investments (cost $969,890,403)				$1,296,693,790

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,242,374,041.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,066,342 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6 Putnam VT Growth and Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/13 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by or	appreciation/
Notional amount		date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
	$17,194	5/6/14	(3 month USD-LIBOR-BBA	BofA MLTR GOLD Index	$(294,593)
			plus 0.48%)

	15,829	5/6/14	(3 month USD-LIBOR-BBA	BofA MLTR GOLD Index	(214,285)
			plus 0.48%)

Goldman Sachs International
shares	126,201	8/16/13	(1 month USD-LIBOR-BBA	EMC Corp.	(140,805)
			plus 0.40%)

shares	20,312	8/16/13	1 month USD-LIBOR-BBA	VMware, Inc.	59,427
			minus 0.35%

shares	223,806	8/16/13	(1 month USD-LIBOR-BBA	EMC Corp.	(249,705)
			plus 0.40%)

shares	36,167	8/16/13	1 month USD-LIBOR-BBA	VMware, Inc.	105,847
			minus 0.35%

Total					$(734,114)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$123,313,804	$3,195,383	$—

Consumer staples	71,007,720	—	—

Energy	177,299,088	2,446,705	—

Financials	283,287,528	6,446,896	—

Health care	170,644,770	—	—

Industrials	121,598,840	11,470,479	—

Information technology	116,034,363	7,413,655	—

Materials	55,920,241	3,903,574	—

Telecommunication services	20,391,907	—	—

Utilities	43,253,219	2,279,490	—

Total common stocks	1,182,751,480	37,156,182	—

Warrants	—	637,706	—

Short-term investments	17,567,298	58,581,124	—

Totals by level	$1,200,318,778	$96,375,012	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$(734,114)	$—

Totals by level	$—	$(734,114)	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 7

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value, including $56,013,205 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $895,037,313)	$1,221,840,700

Affi liated issuers (identified cost $74,853,090) (Notes 1 and 6)	74,853,090

Cash	4,084

Dividends, interest and other receivables	2,809,166

Receivable for shares of the fund sold	19,722

Receivable for investments sold	16,871,409

Unrealized appreciation on OTC swap contracts (Note 1)	165,274

Total assets	1,316,563,445

Liabilities

Payable for investments purchased	13,740,432

Payable for shares of the fund repurchased	500,029

Payable for compensation of Manager (Note 2)	497,067

Payable for custodian fees (Note 2)	14,195

Payable for investor servicing fees (Note 2)	81,237

Payable for Trustee compensation and expenses (Note 2)	549,088

Payable for administrative services (Note 2)	2,231

Payable for distribution fees (Note 2)	46,776

Unrealized depreciation on OTC swap contracts (Note 1)	899,388

Collateral on securities loaned, at value (Note 1)	57,515,792

Collateral on certain derivative contracts, at value (Note 1)	230,000

Other accrued expenses	113,169

Total liabilities	74,189,404

Net assets	$1,242,374,041

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,286,490,337

Undistributed net investment income (Note 1)	8,977,262

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(379,160,501)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	326,066,943

Total — Representing net assets applicable to capital shares outstanding	$1,242,374,041

Computation of net asset value Class IA

Net assets	$1,017,554,108

Number of shares outstanding	49,572,650

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.53

Computation of net asset value Class IB

Net assets	$224,819,933

Number of shares outstanding	10,988,211

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.46

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Growth and Income Fund

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Dividends (net of foreign tax of $161,655)	$14,141,360

Interest (including interest income of $4,964 from investments in affiliated issuers) (Note 6)	5,097

Securities lending (Note 1)	185,989

Total investment income	14,332,446

Expenses

Compensation of Manager (Note 2)	2,963,524

Investor servicing fees (Note 2)	620,672

Custodian fees (Note 2)	17,815

Trustee compensation and expenses (Note 2)	52,402

Distribution fees (Note 2)	279,542

Administrative services (Note 2)	14,106

Other	185,157

Total expenses	4,133,218

Expense reduction (Note 2)	(42,941)

Net expenses	4,090,277

Net investment income	10,242,169

Net realized gain on investments (Notes 1 and 3)	93,509,262

Net realized gain on swap contracts (Note 1)	1,282,791

Net realized loss on foreign currency transactions (Note 1)	(3,053)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(3,127)

Net unrealized appreciation of investments and swap contracts during the period	78,916,436

Net gain on investments	173,702,309

Net increase in net assets resulting from operations	$183,944,478

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Increase in net assets

Operations:

Net investment income	$10,242,169	$23,311,862

Net realized gain on investments and foreign currency transactions	94,789,000	76,726,594

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	78,913,309	107,628,162

Net increase in net assets resulting from operations	183,944,478	207,666,618

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(19,821,129)	(19,244,681)

Class IB	(3,883,781)	(3,788,452)

Decrease from capital share transactions (Note 4)	(77,948,646)	(170,966,104)

Total increase in net assets	82,290,922	13,667,381

Net assets:

Beginning of period	1,160,083,119	1,146,415,738

End of period (including undistributed net investment income of $8,977,262 and $22,440,003, respectively)	$1,242,374,041	$1,160,083,119

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/13†	$18.01	.17	2.74	2.91	(.39)	—	(.39)	$20.53	16.25*	$1,017,554	.31*	.85*	24*

12/31/12	15.37	.34	2.63	2.97	(.33)	—	(.33)	18.01	19.43	948,756.63		2.03	34

12/31/11	16.31	.29	(.99)	(.70)	(.24)	—	(.24)	15.37	(4.44)	933,477.63		1.81	44

12/31/10	14.46	.21	1.90	2.11	(.26)	—	(.26)	16.31	14.71	1,147,182.63		1.45	45

12/31/09	11.54	.23	3.07 [e]	3.30	(.38)	—	(.38)	14.46	30.16 [e]	1,183,503.67		1.90	55

12/31/08	23.28	.36	(8.17) [f]	(7.81)	(.52)	(3.41)	(3.93)	11.54	(38.57) [f]	1,117,897	.60 [g]	2.19 [g]	40

Class IB

6/30/13†	$17.93	.14	2.73	2.87	(.34)	—	(.34)	$20.46	16.10 *	$224,820	.43*	.72*	24*

12/31/12	15.30	.30	2.61	2.91	(.28)	—	(.28)	17.93	19.14	211,327.88		1.78	34

12/31/11	16.23	.25	(.98)	(.73)	(.20)	—	(.20)	15.30	(4.64)	212,939.88		1.56	44

12/31/10	14.40	.18	1.87	2.05	(.22)	—	(.22)	16.23	14.38	273,119.88		1.20	45

12/31/09	11.47	.20	3.06 [e]	3.26	(.33)	—	(.33)	14.40	29.81 [e]	296,197.92		1.65	55

12/31/08	23.12	.31	(8.11) [f]	(7.80)	(.44)	(3.41)	(3.85)	11.47	(38.70) [f]	272,193	.85 [g]	1.94 [g]	40

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.08 per share outstanding as of March 31, 2009. This payment resulted in an increase to total returns of 0.72% for the year ended December 31, 2009.

f Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.06 per share outstanding on December 29, 2008. This payment resulted in an increase to total returns of 0.32% for the year ended December 31, 2008.

g Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/08	<0.01%

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Growth and Income Fund

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT Growth and Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge a risk in a security it owns.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates.

Putnam VT Growth and Income Fund 11

Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $734,114 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $945,319.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $56,013,205 and the fund received cash collateral of $57,515,792.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012, the fund had a capital loss carryover of $446,324,963 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$196,645,411	N/A	$196,645,411	12/31/16

249,679,552	N/A	249,679,552	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $997,514,942, resulting in gross unrealized appreciation and depreciation of $322,302,753 and $23,123,905, respectively, or net unrealized appreciation of $299,178,848.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

12 Putnam VT Growth and Income Fund

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion and
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$507,953
Class IB	112,719

Total	$620,672

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $67 under the expense offset arrangements and by $42,874 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $909, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$279,542

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $291,241,090 and $385,764,822, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	144,753	$2,941,420	93,701	$1,582,082	189,284	$3,740,289	189,974	$3,196,950

Shares issued in connection with
reinvestment of distributions	1,007,683	19,821,129	1,122,794	19,244,681	197,950	3,883,781	221,677	3,788,452

	1,152,436	22,762,549	1,216,495	20,826,763	387,234	7,624,070	411,651	6,985,402

Shares repurchased	(4,261,853)	(84,846,993)	(9,265,147)	(156,119,808)	(1,184,781)	(23,488,272)	(2,541,025)	(42,658,461)

Net decrease	(3,109,417)	$(62,084,444)	(8,048,652)	$(135,293,045)	(797,547)	$(15,864,202)	(2,129,374)	$(35,673,059)

Putnam VT Growth and Income Fund 13

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

OTC total return swap contracts (notional)	$12,500,000

Warrants (number of warrants)	230,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments, Receivables	$802,980	Payables	$899,388

Total		$802,980		$899,388

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Swaps	Total

Equity contracts	$(98,815)	$1,282,791	$1,183,976

Total	$(98,815)	$1,282,791	$1,183,976

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Swaps	Total

Equity contracts	$(398,191)	$(742,852)	$(1,141,043)

Total	$(398,191)	$(742,852)	$(1,141,043)

Note 6 — Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$16,609,693	$31,255,821	$47,865,514	$2,447	$—

Putnam Short Term Investment Fund*	—	101,689,634	84,352,336	2,517	17,337,298

Totals	$16,609,693	$132,945,455	$132,217,850	$4,964	$17,337,298

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — Offsetting of financial and derivative assets and liabilities

	Bank of America N.A.	Goldman Sachs Bank USA	Goldman Sachs International	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$165,274	$165,274

Securities on loan**	—	56,013,205	—	56,013,205

Total Assets	$—	$56,013,205	$165,274	$56,178,479

Liabilities:

OTC Total return swap contracts*#	508,878	—	390,510	899,388

Total Liabilities	$508,878	$—	$390,510	$899,388

Total Financial and Derivative Net Assets	$(508,878)	$56,013,205	$(225,236)	$55,279,091

Total collateral received (pledged)##	$(508,878)	$56,013,205	$(169,779)	$55,334,548

Net amount	$—	$—	$(55,457)	$(55,457)

* Excludes premiums. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

# Covered by master netting agreement.

## Any over-collateralization of total financial and derivative net assets is not shown.

14 Putnam VT Growth and Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of

Putnam VT Growth and Income Fund 15

the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Large-Cap Value Funds) for

16 Putnam VT Growth and Income Fund

the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	2nd	2nd

For the one-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 127, 119 and 105 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Putnam VT Growth and Income Fund 17

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18 Putnam VT Growth and Income Fund

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Putnam VT Growth and Income Fund 19

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20 Putnam VT Growth and Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Growth and Income Fund 21

This report has been prepared for the shareholders	H509
of Putnam VT Growth and Income Fund.	282472 8/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013